                                                                     Exhibit 4.2

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                             NovaMed Eyecare, Inc.

                                      and

                    American Stock Transfer & Trust Company

                                  Rights Agent

                                Rights Agreement

                            Dated as of July 7, 1999

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

                                TABLE OF CONTENTS

                                                                            Page
Section 1.  Certain Definitions..............................................  1
Section 2.  Appointment of Rights Agent......................................  4
Section 3.  Issuance of Rights Certificates..................................  4
Section 4.  Form of Rights Certificates......................................  6
Section 5.  Countersignature and Registration................................  7
Section 6.  Transfer, Split-Up, Combination and Exchange of Rights
            Certificates; Mutilated, Destroyed, Lost or Stolen Rights
            Certificates.......................................................8
Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights....  9
Section 8.  Cancellation and Destruction of Rights Certificates.............. 10
Section 9.  Availability of Capital Stock.................................... 11
Section 10. Preferred Shares Record Date..................................... 12
Section 11. Adjustment of Purchase Price, Number and Kind of Shares or
            Number of Rights................................................. 13
Section 12. Certificate of Adjusted Purchase Price or Number of Shares....... 20
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning
            Power............................................................ 20
Section 14. Fractional Rights and Fractional Shares.......................... 23
Section 15. Rights of Action................................................. 24
Section 16. Agreement of Rights Holders...................................... 25
Section 17. Rights Certificate Holder Not Deemed a Stockholder............... 25
Section 18. Concerning the Rights Agent...................................... 25
Section 19. Merger or Consolidation or Change of Name of Rights Agent........ 26
Section 20. Duties of Rights Agent........................................... 27
Section 21. Change of Rights Agent........................................... 29
Section 22. Issuance of New Rights Certificates.............................. 30
Section 23. Redemption....................................................... 30
Section 24. Exchange......................................................... 31
Section 25. Notice of Certain Events......................................... 32
Section 26. Notices.......................................................... 33
Section 27. Supplements and Amendments....................................... 34
Section 28. Determination and Actions by the Board of Directors, etc......... 34
Section 29. Successors....................................................... 35
Section 30. Benefits of this Agreement....................................... 35
Section 31. Severability..................................................... 35
Section 32. Governing Law.................................................... 35
Section 33. Counterparts..................................................... 35
Section 34. Descriptive Headings............................................. 35

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                                                                           Page
                                                                           ----

Exhibit A - Form of Certificate of Designations of Series E Junior
            Participating Preferred Stock of NovaMed Eyecare, Inc. .........A-1

Exhibit B - Form of Rights Certificate......................................B-1

Exhibit C - Summary of Rights to Purchase Preferred Shares..................C-1

                                RIGHTS AGREEMENT
                                ----------------


     Agreement, dated as of July 7, 1999, between NovaMed Eyecare, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a ________________________________________(the "Rights Agent").

     The Board of Directors of the Company (the "Board of Directors") has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on July 12, 1999 (the "Record Date"), each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions.  For purposes of this Agreement, the
                -------------------
following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as hereinafter defined) of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company,
     (iv) any entity organized, appointed or established by the Company for, or pursuant to the terms of, any such plan, or (v) any member or members of the Winjum Family. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (a) an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding or (b) the acquisition by such Person of newly issued Common Shares directly from the Company (it being understood that a purchase from an underwriter or other intermediary is not directly from the Company); provided, however, that if a Person becomes the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company or the receipt of newly-issued Common Shares directly from the Company and, after such share purchases or direct issuance by the Company, becomes the Beneficial Owner of any additional Common Shares of the Company and is the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding, then such Person shall be deemed to be an "Acquiring Person". Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an "Acquiring

     Person", as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as hereinafter defined) as in effect on the date of this Agreement.

          (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                  (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                  (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (y) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined) or (z) securities issuable upon exercise of Rights from, and after the occurrence of, a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights; or (B) the sole or shared right to vote or dispose pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report); or (C) "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act); or

                  (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding, whether written or oral (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company.

          Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (d) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in Illinois are authorized or obligated by law or executive order to close.

          (e) "Close of Business" on any given date shall mean 5:00 P.M., Chicago, Illinois time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Chicago, Illinois time, on the next succeeding Business Day.

          (f) "Common Shares" shall mean the shares of Common Stock, par value $.01 per share, of the Company, except that when the context refers to "Common Shares" of any Person other than the Company such term shall mean the capital stock (or equity interest) of such other Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such Person.

          (g) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "Final Expiration Date" shall have the meaning set forth in
     Section 7 hereof.

          (j) "Person" shall mean any individual, trust, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

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

          (k) "Preferred Shares" shall mean shares of Series E Junior Participating Preferred Stock, par value $.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.
                                                ---------

          (l) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

          (m)   "Section 11(a)(ii) Event" shall mean an event described in
     Section 11(a)(ii) hereof.

          (n) "Shares Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange
     Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

          (o) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          (p) "Triggering Event" shall mean a Section 11(a)(ii) Event or an event described in Section 13(a) hereof.

          (q) "Winjum Family" shall mean Stephen J. Winjum, his spouse, heirs and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which any of the foregoing Persons is a member for purposes of acquiring, holding or disposing of Common Shares, any trust established by or for the benefit of any of the foregoing and any other Person controlled by or for the benefit of any of the foregoing.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the
                ---------------------------
Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

     Section 3. Issuance of Rights Certificates.
                -------------------------------

          (a) Until the earlier of (i) the Close of Business on the tenth day after the Shares Acquisition Date or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any member or members of the Winjum Family, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any person or entity organized, appointed or established by the Company for, or pursuant to the terms of, any such plan) of, or of the first public announcement of the
     intention of any Person (other than the Company, any member or members of the Winjum Family, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any person or entity organized, appointed or established by the Company for, or pursuant to the terms of, any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be certificates for Rights) and not by separate certificates, (y) the Rights will be transferable only in connection with the transfer of Common Shares and (z) each transfer of Common Shares (including a transfer to the Company) shall constitute a transfer of the Rights associated with such Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B hereto (a "Rights Certificate"),
                                  ---------
     evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of
                                          ---------
     Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

          (c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this Section 3 (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between NovaMed Eyecare, Inc. and American Stock Transfer & Trust Company dated as of July 7, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NovaMed Eyecare, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. NovaMed Eyecare, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, without charge, after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) shall become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

Section 4. Form of Rights Certificates
           ---------------------------

     (a) The Rights Certificates and the forms of election to purchase and of assignment to be printed on the reverse thereof, shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation
   ---------
and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms, provisions and restrictions elsewhere herein, the Rights Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the price per one one-thousandth of a Preferred Share set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

          (b)    Any Rights Certificate issued pursuant to Section 3(a) or
     Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person became an Acquiring Person, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding, whether written or oral, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined in good faith is part of a plan, arrangement or understanding, whether written or oral, which has as a primary purpose or effect avoidance of the second paragraph of Section 11(a)(ii) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in the second paragraph of Section 11(a)(ii) of the Rights Agreement.

     The provisions of the second paragraph of Section 11(a)(ii) shall apply whether or not any Rights Certificate actually contains the foregoing legend.

     Section 5.  Countersignature and Registration.  The Rights Certificates
                 ---------------------------------
shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned.
In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate (as described in the first sentence of this Section 5), although at the date of the execution of this Rights Agreement any such Person was not such an officer.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Rights Certificates of each series issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

      Section 6. Transfer, Split-Up, Combination and Exchange of Rights
                 ------------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
----------------------------------------------------------------------

          (a) Subject to the provisions of Sections 4(b), 14 and 24 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split-up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or Common Shares, other securities or property, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder to purchase. Any registered holder desiring to transfer, split-up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split-up, combined or exchanged at the principal office of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Sections 4 and 11(a)(ii) hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Rights Certificates.

          (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

      Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
                 -------------------------------------------------------------

          (a) Subject to Section 11(a)(ii) hereof, the registered holder of any valid Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price (as defined below) for each one one-thousandth of a Preferred Share (or Common Shares, other securities, cash or property, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on July 11, 2009 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

          (b) The Purchase Price for each one one-thousandth of a Preferred Share to be issued upon exercise of a Right shall initially be $110.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

          (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side of the Rights Certificate duly executed, accompanied by payment of the aggregate Purchase Price for the Preferred Shares (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof by wire transfer, certified check, cashier's check or money order payable to the order of the Company, or such other payment method reasonably required by the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available if the Rights Agent is the transfer agent of the Preferred Shares) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) requisition from the depositary agent depositary receipts as provided in Section 14(b) hereof, representing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company or such other entity the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, deliver such cash to, or upon the order of, the registered holder of such Rights Certificate. In the event that the Company elects or is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a)(iii) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Rights Agent, if and when appropriate.

          (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

          (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

          (f) Notwithstanding any statement to the contrary contained in this Agreement or in any Rights Certificate, if the Distribution Date or the Shares Acquisition Date shall occur prior to the Record Date, the provisions of this Agreement, including (without limitation) Sections 3 and 11(a)(ii), shall be applicable to the Rights upon their issuance to the same extent such provisions would have been applicable if the Record Date were the date of this Agreement.

     Section 8. Cancellation and Destruction of Rights Certificates.  All
                ---------------------------------------------------
Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

      Section 9. Availability of Capital Stock.
                 -----------------------------

          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Distribution Date, out of its authorized and unissued Common Shares and/or other securities or out of its authorized and issued shares held in its treasury), the number of Preferred Shares (or Common Shares and/or other securities, as the case may be) that will be sufficient to permit the exercise in full of all outstanding Rights as provided in this Agreement.

          (b) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or Common Shares and/or other securities, as the case may be) delivered upon exercise of Rights shall be, at the time of delivery of the certificates for such Preferred Shares (or Common Shares and/or other securities, as the case may be) (subject to any necessary payment of the Purchase Price), duly and validly authorized and issued and fully paid and nonassessable shares.

          (c) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

          (d) So long as the Preferred Shares (and, following the occurrence of a Distribution Date, Common Shares and/or other securities, as the case may be) issuable and deliverable upon the exercise of the Rights may be listed on any inter-dealer quotation system or national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on one such system or exchange upon official notice of issuance upon such exercise.

          (e) The Company shall use its best efforts to (i) file on the appropriate form, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined hereunder, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety
     (90) days after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

     Section 10. Preferred Shares Record Date.  Each Person in whose name any
                 ----------------------------
certificate for Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Purchase Price (and any applicable transfer taxes) was made (or Rights were duly surrendered in exchange for Common Shares pursuant to Section 24 hereof); provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of Preferred Shares (or Common Shares and/or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

      Section 11. Adjustment of Purchase Price, Number and Kind of Shares or
                  ----------------------------------------------------------
Number of Rights.  The Purchase Price, the number and kind of shares covered by
----------------
and obtainable upon exercise of each Right, and the number of Rights outstanding, are subject to adjustment from time to time as provided in this
Section 11 and Section 13 hereof.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

                       (ii) Subject to Section 24 hereof, in the event any Person shall become an Acquiring Person, each holder of a valid Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement, and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, and dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of the event described above. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

                 From and after the time when a Person becomes an Acquiring Person (a "Section 11(a)(ii) Event") any Rights that are or were acquired or beneficially owned by (i) any Acquiring Person or any Associate or Affiliate of such Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person became an Acquiring Person or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding, whether written or oral, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined in good faith is part of a plan, arrangement or understanding, whether written or oral, which has as a primary purpose or effect the avoidance of this second paragraph of this Section 11(a)(ii), shall each be void and any holder of such Rights shall thereafter have no exercise or any other rights whatsoever with respect to such Rights under any provision of this Agreement or otherwise. No Rights Certificate shall be issued pursuant to Section 3, this Section 11(a)(ii) or Section 24 that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof whose Rights would be void pursuant to the preceding sentence; no Rights Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof whose Rights would be void pursuant to the preceding sentence or to any nominee of such Acquiring Person, Associate or Affiliate; and any Rights Certificate delivered to the Rights Agent for transfer to an Acquiring Person, Associate or Affiliate thereof whose Rights would be void pursuant to the preceding sentence shall be canceled.

                    (iii) In lieu of issuing Common Shares of the Company in accordance with Section 11(a)(ii) hereof, the Company may, in the sole discretion of the Board of Directors, elect to (and, in the event that the Board of Directors has not exercised the exchange right contained in Section 24 hereof and there are not sufficient issued but not outstanding and authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares of the Company which otherwise would have been issuable pursuant to Section 11(a)(ii), which aggregate value shall be determined by the Board of Directors. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof and the value of any equity securities which the Board of Directors determines to be a "common stock equivalent"

          (including the Preferred Shares, in such ratio as the Board of Directors shall determine) shall be deemed to have the same value as the Common Shares. Any such election by the Board of Directors must be made and publicly announced within 60 days following the date on which the event described in Section 11(a)(ii) shall have occurred. Following the occurrence of the event described in Section 11(a)(ii), the Board of Directors may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) shall have occurred to the extent that the Board of Directors has not determined whether to exercise the Company's right of election under this Section 11(a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

          (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which could be purchased at the current per share market price for the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices (determined as provided in the next sentence) per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for the purpose of any computation under Section 11(a)(iii) hereof, the "current per share market price" of a Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately following such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security as if such dividend, distribution, combination or reclassification has not been declared. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the Nasdaq National Market or, if the Security is listed or admitted for trading on a national exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading, or, if the Security is not listed on the Nasdaq National Market or listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. The term "Trading Day" shall mean a day on which the inter-dealer quotation system or principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any inter-dealer quotation system or national securities exchange, a Business Day.

              (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one-hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

          (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

          (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), 11(b) and 11(c), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying
     (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder, without prejudice to the validity of such Rights Certificate(s) or the application of the provisions hereof.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

          (n) In the event that at any time after the date of this Agreement and prior to the Shares Acquisition Date, the Company shall (i) declare or pay any dividend on the

     Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of one one-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares.
                 ----------------------------------------------------------
Whenever an adjustment is made as provided in Section 11 and 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof.

     Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning
                 --------------------------------------------------------------
Power.
-----

          (a)    If, after the Shares Acquisition Date, directly or indirectly,
     (w) the Company shall consolidate with, or merge with and into, any other Person, (x) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger or consolidation all or part of the outstanding Common Shares are changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, (y) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person other than the Company or one or more of its wholly-owned Subsidiaries, or (z) any Acquiring Person or any Associate or Affiliate of any such Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (A) shall, in one transaction or a series of transactions, transfer any assets to the Company or to any of its Subsidiaries in exchange (in whole or in part) for Common Shares, for shares of other equity securities of the Company or for securities exercisable for or convertible into shares of equity securities of the Company (Common Shares or otherwise) or otherwise obtain from the Company, with or without consideration, any additional shares of such equity securities or securities exercisable for or convertible into shares of such equity securities

     (other than pursuant to a pro rata distribution to all holders of Common Shares), (B) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of assets, in one transaction or a series of transactions, to, from or with the Company or any of its Subsidiaries without obtaining a written opinion from a nationally recognized investment banking firm that the terms of such transaction or arrangement are no less favorable to the Company than the Company would be able to obtain in arm's-length negotiation with an unaffiliated third party, (C) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of in one transaction or a series of transactions, to, from or with the Company or any of the Company's Subsidiaries (other than incidental to the lines of business, if any, engaged in as of the date hereof between the Company and such Acquiring Person or Associate or Affiliate) assets having an aggregate fair market value of more than $5,000,000, (D) shall receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its Subsidiaries') past practices, or (E) shall receive the benefit, directly or indirectly (except proportionately as a stockholder and except if resulting from a requirement of law or governmental regulation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries, then, and in each such case, (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable in accordance with the terms of this Agreement, and in lieu of Preferred Shares, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable Common Shares of the Principal Party (as hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.

          (b)  "Principal Party" shall mean:

               (i) In the case of any transaction described in (w) or (x) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the surviving entity of such merger or consolidation (including the Company if applicable); and

               (ii) in the case of any transaction described in (y) or (z) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, securities, earning power or other benefit transferred pursuant to such transaction or transactions;

     provided, however, that in any such case described in clauses (b)(i) and
     --------  -------
     (b)(ii): (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same person, the rules set forth in (1) and
     (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

          (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have sufficient Common Shares authorized to permit the full exercise of the Rights and prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Sections 13(a) and 13(b) hereof and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in Section 13(a) hereof, the Principal Party will:

               (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

               (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

               (iii) take such actions as may be necessary or appropriate under the blue sky laws of the various states.

          The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, sales or transfers.

      Section 14. Fractional Rights and Fractional Shares.
                  ---------------------------------------

           (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange or the Nasdaq National Market on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any other system then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

           (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) Following the occurrence of a Distribution Date, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this
     Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

          (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     Section 15. Rights of Action.  All rights of action in respect of this
                 ----------------
Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

      Section 16. Agreement of Rights Holders.  Every holder of a Right, by
                  ---------------------------
accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

           (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

           (b) after the Distribution Date, the Rights Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with appropriate forms and certificates fully executed;

           (c) the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

           (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

     Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder,
                 --------------------------------------------------
as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18. Concerning the Rights Agent. The Company agrees to pay to the
                 ---------------------------
Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising, directly or indirectly, therefrom. In no case shall the Rights Agent be liable for special, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage.

     The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in
Section 20 hereof.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any
                 ---------------------------------------------------------
corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name;

and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties
                 ----------------------
and obligations imposed by this Agreement upon the following terms and conditions by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

           (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omi tted by it in good faith and in accordance with such opinion.

           (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

           (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

           (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

           (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares

     (or Common Shares and/or other securities, as the case may be) to be issued pursuant to this agreement or any Rights Certificate or as to whether any Preferred Shares (or Common Shares and/or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

           (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

           (g) The Rights Agent is hereby authorized and directed to accept, prior to the Shares Acquisition Date, instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

           (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

           (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     Section 21. Change of Rights Agent. The Rights Agent or any successor
                 ----------------------
Rights Agent may resign and thereafter be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (A) a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, authorized under such laws to exercise corporate trust or stock transfer powers, and subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of such a corporation.
After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

      Section 22. Issuance of New Rights Certificates.  Notwithstanding any of
                  -----------------------------------
the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.

      Section 23. Redemption.
                  ----------

            (a) The Rights may be redeemed by action of the Board of Directors pursuant to Section 23 (b) hereof and shall not be redeemed in any other manner.

            (b) The Board of Directors may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. If redemption of the Rights is to be effective as of a future date, the Rights shall continue to be exercisable, subject to Section 11(a)(ii) hereof, until the effective date of the redemption, provided that nothing contained herein shall preclude the Board of Directors from subsequently causing the Rights to be redeemed at a date earlier than the previously scheduled effective date of the redemption. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the current per share market price of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

            (c) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(b) hereof (or at the effective time of such redemption established by the Board of Directors pursuant to Section 23(b) hereof), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(b) hereof or if later, the effectiveness of the redemption of the rights pursuant to the last sentence of Section 23(b), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights, (ii) depositing with a bank or trust company having a capital and surplus of at least $100 million, funds necessary for such redemption, in trust, to be applied to the redemption of the Rights so called for redemption and (iii) arranging for the mailing of the Redemption Price to the registered holders of the Rights; then, and upon such action, all outstanding Rights Certificates shall be null and void without further action by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Shares Acquisition Date.

     Section 24. Exchange.
                 --------

            (a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any member or members of the Winjum Family, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

          (b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of valid Rights held by such holder. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

          (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or equivalent preferred share) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

          (d) In the event that there shall not be sufficient Common Shares or Preferred Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this
     Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares for issuance upon exchange of the Rights.

          (e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Rights

     Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this
     Section 24(e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

     Section 25. Notice of Certain Events.
                 ------------------------

           (a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise), then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for such event, and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

           (b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

     Section 26. Notices.  Notices or demands authorized by this Agreement to
                 -------
be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               NovaMed Eyecare, Inc.
               980 North Michigan Avenue, Suite 1620
               Chicago, Illinois 60611
               Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

               American Stock Transfer & Trust Company
               40 Wall Street
               New York, NY 10005
               Attention: Ms. Susan Silber

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

      Section 27.   Supplements and Amendments.  The Company may from time to
                    --------------------------
time supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights (except the interests of any Acquiring Person and its Affiliates and Associates).

      Section 28.   Determination and Actions by the Board of Directors, etc..
                    ---------------------------------------------------------
The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend the Agreement and whether any proposed amendment adversely affects the interests of the holders of Rights Certificates). For all purposes of this Agreement, any calculation of the number of Common Shares or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-

3(d)(1)(I) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties unless the Board of Directors specifically states that such action, calculations, interpretation or determination is not final, conclusive and binding, and (y) not subject the Board of Directors to any liability to the holders of the Rights Certificates.

      Section 29.   Successors.  All the covenants and provisions of this
                    ----------
Agreement by, or for the benefit of, the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 30.   Benefits of this Agreement.  Nothing in this Agreement shall
                    --------------------------
be construed to give to any Person other than the Company, the Rights Agent and the registered holders of valid Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of valid Rights Certificates (and, prior to the Distribution Date, the Common Shares).

      Section 31.   Severability.  If any term, provision, covenant or
                    ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      Section 32.   Governing Law.  This Agreement and each Rights Certificate
                    -------------
issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

      Section 33.   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      Section 34.   Descriptive Headings.  Descriptive headings of the several
                    --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                                    NOVAMED EYECARE, INC.


Attest:


By:   /s/ Ronald G. Eidell            By:   /s/ Stephen J. Winjum
      ---------------------------           ---------------------------
      Name:  Ronald G. Eidell               Stephen J. Winjum, President and CEO
      Title: Corporate Secretary



                                      AMERICAN STOCK TRANSFER
                                      & TRUST COMPANY,
                                         as Rights Agent

Attest:

By:   /s/ Susan Silber                By:   /s/ Herbert J. Lemmer
      ---------------------------           ---------------------------
      Name:  Susan Silber                   Name:  Herbert J. Lemmer
      Title: Assistant Secretary            Title: Vice President

                                                                       Exhibit A
                                                                       ---------


                                      FORM

                                       of

                          CERTIFICATE OF DESIGNATIONS

                                       of

                 Series E JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                             NOVAMED EYECARE, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                   ------------------------------------------

     NOVAMED EYECARE, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law at a meeting duly called and held on July 7, 1999:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Company's Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

     Series E Junior Participating Preferred Stock:

     Section 1.     Designation and Amount.  The shares of such series shall be
                    ----------------------
designated as "Series E Junior Participating Preferred Stock" (the "Series E Preferred Stock") and the number of shares constituting the Series E Preferred Stock shall initially be 50,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease
                                                   --------
shall reduce the number of shares of Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities or rights issued by the Company convertible into Series E Preferred Stock and further
                                                  -----------
provided that the Board of Directors shall increase the number of shares
--------
constituting the Series E Preferred Stock to the extent necessary for the Company to have available sufficient shares of such Series E Preferred Stock available to fulfill all of the Company's obligations to holders of securities and Rights of the Company.

     Section 2. Dividends and Distributions.
                ---------------------------

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series E Preferred Stock with respect to dividends, the holders of shares of Series E Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of the funds legally available for the purpose, dividends payable when and as dividends are declared on the Common Stock in an amount, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, declared on the Common Stock (except as provided in the next sentence). In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Series E Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock.

     Section 3. Voting Rights.  The holders of shares of Series E Preferred
                -------------
Stock shall have the following voting rights:

          (A) Each share of Series E Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Company.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series E Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series E Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Reacquired Shares.  Any shares of Series E Preferred Stock
                -----------------
purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Company's Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 5. Liquidation, Dissolution or Winding Up. Upon any liquidation,
                --------------------------------------
dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E Preferred Stock unless, prior thereto, the holders of shares of Series E Preferred Stock shall have received an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 6. Consolidation, Merger, etc.  In case the Company shall enter
                ---------------------------
into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for, or changed into, other stock or securities, cash and/or any other property, then in any such case each share of Series E Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series E Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7.     No Redemption.  The shares of Series E Preferred Stock shall
                    -------------
not be redeemable.

     Section 8.     Rank.  The Series E Preferred Stock shall rank, with respect
                    ----
to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company's Preferred Stock.

     Section 9.     Amendment.  The Certificate of Incorporation of the Company
                    ---------
shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series E Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series E Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its President and Chief Executive Officer and attested by its Secretary this 7th day of July, 1999.


                                     -------------------------------------
                                     Stephen J. Winjum
                                     President and Chief Executive Officer

Attest:

------------------------

------------------------
Secretary

                                                                       Exhibit B
                                                                       ---------


                           Form of Rights Certificate


Certificate No.  ____                                               _____ Rights


     NOT EXERCISABLE AFTER JULY 11, 2009 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT, AND ARE VOIDABLE AND SUBJECT TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN THE SECOND PARAGRAPH OF SECTION 11(a)(ii) OF THE RIGHTS AGREEMENT.]*


                              Rights Certificate

                             NovaMed Eyecare, Inc.


     This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 7, 1999 (the "Rights Agreement") between NovaMed Eyecare, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a ______________ ___________________ (the "Rights
Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., Chicago, Illinois time on July 11, 2009 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid nonassessable share of Series E Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $110.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the Certificate duly executed.

-----------------

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 7, 1999, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's Common Stock, par value $.01 per share, on the terms set forth in the Rights Agreement.

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________________.


ATTEST:                               NOVAMED EYECARE, INC.


                                      By:
-------------------                      ---------------------------------------

Countersigned:

________________________, as Rights Agent


By:
   ----------------------------
      Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
              holder desires to transfer the Rights Certificate.)


     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto _____________________________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee)

    ------------------------------------------------------------------------
    (Please print social security or other identifying number of transferee)

this Rights Certificate, together with all interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:
        -----------------------

                                         ---------------------------------------
                                         Signature


Signature Guaranteed: __________________________________________________________

     Signature must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (17 C.F.R. 240.17-Ad-15).

                                  CERTIFICATE
                                  -----------


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Rights Certificate [_] is [_] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [_] did [_] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.


Dated:
        ---------------------------


                                       -----------------------------------------
                                       Signature


Signature Guaranteed: __________________________________________________________


                                     NOTICE
                                     ------

          The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

          The signature must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (17 C.F.R. 240.17-Ad-15).

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                      (To be executed if holder desires to
                       exercise the Rights Certificate.)

To:   NovaMed Eyecare, Inc.

     The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such Preferred Shares be issued in the name of:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Please print name and address)


          -----------------------------------------------------------
          (Please insert social security or other identifying number)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Please print name and address)


          -----------------------------------------------------------
          (Please insert social security or other identifying number)

Dated:
        ---------------------------


                                       -----------------------------------------
                                       Signature


Signature Guaranteed: __________________________________________________________

     Signatures must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (17 C.F.R. 240.17-Ad-15).

                                  CERTIFICATE
                                  -----------


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) the Rights evidenced by this Rights Certificate [_] are [_] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [_] did [_] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.


Dated:
        ---------------------------


                                       -----------------------------------------
                                       Signature


Signature Guaranteed: __________________________________________________________


                                     NOTICE
                                     ------

          The signatures to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

          The signature must be guaranteed by an Eligible Guarantor Institution as defined by SEC Rule 17Ad-15 (17 C.F.R. 240.17-Ad-15).

                                     NOTICE
                                     ------


     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                                                       Exhibit C
                                                                       ---------


                         SUMMARY OF RIGHTS TO PURCHASE
                     PREFERRED SHARES UNDER PLAN ADOPTED BY
                             NOVAMED EYECARE, INC.


     On July 7, 1999, the Board of Directors of NovaMed Eyecare, Inc. (the "Company") declared a dividend of one Right for each outstanding share of common stock (a "Right"), par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable on July 12, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $110.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

     Until the earlier of (i) the close of business on the tenth day after the first public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of the outstanding Common Shares (an "Acquiring Person"), or (ii) the close of business on the tenth day (or such later date as may be determined by action of the Company's Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership of such person or group of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by the Common Share certificates, will be transferable only by the transfer of the Common Shares associated with such Rights and any transfer of the Common Shares (including a transfer to the Company) will constitute a transfer of the Rights. As described below, after a person or group becomes an Acquiring Person, the Rights may not be redeemed or amended.

     Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights. Each Right is exercisable for one-one thousandth of a Preferred Share at any time after the Distribution Date.

     The Rights are not exercisable for Common Shares until a person, entity or group becomes an Acquiring Person. The Rights will expire on July 11, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are redeemed earlier by the Company, in each case, as described below.

     If a person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than those described in the next sentence) will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. All Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be void.

     At any time after the first date of public announcement by the Company or an Acquiring Person than an Acquiring Person has become such, if (i) the Company is the surviving corporation in a merger with any other company or entity, (ii) the Company is acquired in a merger or other business combination transaction,
(iii) 50% or more of the Company's consolidated assets or earning power are sold, or (iv) an Acquiring Person engages in certain "self-dealing" transactions with the Company, each holder of a Right (other than those whose Rights have become void) will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the surviving or acquiring company which at the time of such transaction will have a market value of two times the Purchase Price of such Right.

     At any time after a person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, without any additional payment, for Common Shares at an exchange ratio of one Common Share (or of a share of a class or series of the Company's preferred shares having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to a person or group becoming an Acquiring Person, the Board of Directors of the Company may redeem all, but not less than all, of the Rights at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

     Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Any of the provisions of the Rights may be amended by the Board of Directors of the Company in order to cure any ambiguity or to make any other changes which the Board deems necessary or desirable. However, after a person or group becomes an Acquiring Person, any such amendment must not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person).

     [A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated ________________, 1999.] A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.